Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Amendment No. 1 to Registration Statement of Metlife Chile Acquisition Co. S.A. No. 333-200371 on Form F-4 of our report dated April 29, 2014 relating to the consolidated financial statements of Administradora de Fondos de Pensiones de Provida S.A. and subsidiaries as of December 31, 2013 and 2012 and for the three years in the period ended December 31, 2013 appearing in this Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ Deloitte

December 5, 2014

Santiago, Chile

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Amendment No. 1 to Registration Statement of Metlife Chile Acquisition Co. S.A. No. 333-200371 on Form F-4 of our report dated November 12, 2014 relating to the consolidated financial statements of Metlife Chile Acquisition Co. S.A. and subsidiaries as of December 31, 2013 and for the 312-day period ended December 31, 2013 (which report expresses an unqualified opinion on the financial statements as of December 31, 2013 and for the 312-day period ended December 31, 2013 and includes an explanatory paragraph related to the date of incorporation of Metlife Chile Acquisition Co. S.A. and with respect to the acquisition date of Administradora de Fondos de Pensiones Provida S.A. by Metlife Chile Acquisition Co. S.A. on October 1, 2013) appearing in this Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ Deloitte

December 5, 2014

Santiago, Chile

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Amendment No. 1 to Registration Statement of Metlife Chile Acquisition Co. S.A. No. 333-200371 on Form F-4 of our report dated February 25, 2014 relating to the consolidated statements of comprehensive income and cash flows of Provida Administradora de Fondos de Pensiones S.A. and subsidiaries for the nine-month period ended September 30, 2013 appearing in this Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ Deloitte

December 5, 2014

Santiago, Chile

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